SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Deutsche MLP & Energy Infrastructure Fund
The following disclosure is added to the “Tax risk - Tax estimation/NAV risk” sub-section under the “Main Risks” sections of the fund’s summary prospectus and prospectus and to the “Deutsche MLP & Energy Infrastructure Fund - Taxation of the fund and its Investments” section under the “Appendix II – H – Taxes” section of the fund’s Statement of Additional Information:
On December 22, 2017, new federal tax legislation, commonly referred to as the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), was signed into law. Among other things, the Tax Act reduced the statutory maximum U.S. federal income tax rate applicable to corporations from 35% to 21%. Because the fund is treated as a regular corporation for U.S. federal income tax purposes, the reduced corporate income tax rate applies to the fund. Following the enactment of the Tax Act, the fund adjusted its net deferred tax asset to take into account the reduced corporate income tax rate. At such time, the fund reduced its net deferred tax asset from $179,392 to $97,923, which amount continued to be completely offset by a full valuation allowance. This adjustment of the fund’s net deferred tax asset had no effect on the fund’s net asset value.
In addition, as a result of the Tax Act, all references to a maximum federal corporate income tax rate of 35% in the fund’s summary prospectus, prospectus and Statement of Additional Information are replaced with 21%.
Please Retain This Supplement for Future Reference
January 17, 2018
PRO_SAISTKR-404